UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 10, 2004

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

(Formerly FIRST USA BANK, NATIONAL ASSOCIATION)

(Exact name of registrant as specified in its charter)

(As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)

Laws of the United States	33-99362	51-0269396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801

(Address of principal executive offices)	(Zip Code)

302/594-4000
Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Item 5.	Other Events

Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the “Agreements”) as amended from time to time, between Bank One, Delaware, National Association (Formerly First USA Bank, National Association) as transferor (the “Transferor”) and servicer (the “Servicer”) and The Bank of New York (Delaware) as trustee (the “Trustee”), relating to the Asset Backed Certificates listed below (the “Certificates”) issued by First USA Credit Card Master Trust (the “Trust”), the Trustee made payments relating to the collections for the period of February 1 through February 29, 2004 (the “Collection Period”), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

Series	Original Principal Amount (Class A)	Original Principal Amount (Class B)	Pooling and Servicing Supplement Date	Interest Type	Interest Payment	Principal Payment
1996-4	500,000,000	45,180,000	August 6, 1996	Floating	Yes	no
1997-2	500,000,000	45,180,000	May 8, 1997	Floating	Yes	no
1997-4	500,000,000	45,180,000	June 10, 1997	Floating	Yes	no
1997-5	650,000,000	58,735,000	August 7, 1997	Floating	Yes	no
1997-7	500,000,000	45,180,000	September 9, 1997	Floating	Yes	no
1997-8	780,000,000	70,482,000	September 23, 1997	Floating	Yes	no
1997-9	500,000,000	45,180,000	October 9, 1997	Floating	Yes	no
1998-4	700,000,000	63,253,000	July 22, 1998	Floating	Yes	no
1998-6	800,000,000	72,289,000	August 27, 1998	Floating	Yes	no
1998-8	500,000,000	45,180,000	September 17, 1998	Floating	Yes	no
1999-2	500,000,000	45,180,000	February 24, 1999	Floating	Yes	no
1999-3	700,000,000	54,167,000	May 4, 1999	Floating	Yes	no
2001-1	750,000,000	58,036,000	January 30, 2001	Floating	Yes	no
2001-2	1,250,000,000	96,727,000	March 19, 2001	Floating	Yes	no
2001-3	630,000,000	48,750,000	March 29, 2001	Floating	Yes	no
2001-4	600,000,000	46,428,000	May 16, 2001	Floating	Yes	no
*	Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments On the February, May, August, and November Payment Dates

The 1996-4 Certificates, 1997-2 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1998-4 Certificates, 1998-6 Certificates, 1998-8 Certificates, 1999-2 Certificates, 1999-3 Certificates, 2001-1 Certificates, 2001-2 Certificates, 2001-3 Certificates and 2001-4 Certificates (collectively the “Certificates”) represent beneficial ownership of a portion (the “Investor Interest”) of certain receivables (the “Receivables”) arising in certain credit card accounts (the “Accounts”). Reference is made to the Monthly Certificateholders’ Statements of the Trust, filed as Exhibits 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17 to this report.

Item 7.	Financial Statements and Exhibits.

The	following exhibits are filed as a part of this report:

(99.01)	Excess Spread Analysis

(99.02)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.03)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.04)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.05)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1997-5 Certificates.

(99.06)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.07)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.08)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.09)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.10)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.11)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1998-8 Certificates

(99.12)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1999-2 Certificates

(99.13)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.14)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 2001-1 Certificates.

(99.15)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 2001-2 Certificates.

(99.16)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 2001-3 Certificates.

(99.17)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 2001-4 Certificates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK ONE, DELAWARE, NATIONAL ASSOCIATION As Servicer

By:	/s/ Randy J. Redcay
	Name:	Randy J. Redcay
	Title:	First Vice President

Date: March 15, 2004